                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 28, 2001

                                  ALLOY, INC.
            (Exact name of registrant as specified in its charter)

                                   000-26023
                                  (Commission
                                 File Number)

               Delaware                                    04-3310676
           (State or other                                (IRS Employer
   jurisdiction of incorporation)                       Identification No.)


                       151 WEST 26TH STREET, 11TH FLOOR
                              NEW YORK, NY 10001

              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (212) 244-4307

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

On September 28, 2001 (the "Closing Date"), Alloy, Inc. ("Alloy") closed an acquisition of all of the outstanding capital stock of Dan's Competition, Inc. ("Dan's Competition"), an Indiana corporation with a principal place of business in Mt. Vernon, Indiana. The acquisition was effected in accordance with the terms of an Agreement and Plan of Reorganization dated as of September 28, 2001 (the "Reorganization Agreement") by and among Alloy, Alloy Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Alloy ("Acquisition Sub"), Dan's Competition and Daniel E. Duckworth and Dianna J. Duckworth, the stockholders of Dan's Competition (the "Stockholders"). Pursuant to the Reorganization Agreement, Dan's Competition was merged with and into Acquisition Sub (the "Merger"), with Acquisition Sub surviving the Merger as the surviving corporation. Following the Merger, Acquisition Sub changed its name to Dan's Competition, Inc.

As consideration for the Merger, Alloy delivered to the Stockholders: (i) an aggregate of 2,081,037 shares (the "Merger Shares") of Alloy's common stock, $.01 par value per share (the "Alloy Common Stock"); (ii) an aggregate of eleven million dollars ($11,000,000) in cash; and (iii) two contingent promissory notes (the "Notes"), which Notes will be payable, if at all, commencing on the date which is thirteen months after the Closing Date. The maximum aggregate principal amount of the Notes is $12,000,000, which amount will be reduced over the twelve-month period beginning on the date that is one month after the Closing Date based on the average closing prices of Alloy Common Stock and the proceeds of any sales of the Merger Shares over such twelve-month period. The Notes will have no value if the aggregate sale proceeds from the sale of Merger Shares over such twelve-month period equal or exceed $12,000,000 or, if the average closing price for Alloy Common Stock, as determined in accordance with the terms of the Notes, is at least $8.10 per share for each of the twelve months over such twelve-month period.

Incorporated in 1996, Dan's Competition is a direct marketer to teenage boys and a distribution brand in the action sports market. Through a convergence marketing model that includes Dan's Competition's print catalog and Web site (www.danscomp.com), Dan's Competition has developed a database of Generation Y customers. Dan's Competition sells a complete line of BMX-style bicycles, parts, safety equipment, apparel and accessories from brands including Huffy, Hoffman and Free Agent bikes and Etnies, Split and DC apparel and footwear. The description of the transaction contained herein is qualified in its entirety by reference to the Reorganization Agreement (Exhibit 2.1), the Notes (Exhibits 4.1 and 4.2) and the Investment Representation Agreement and Lockup Agreement (Exhibit 99.1), each of which is incorporated by reference.

This report may contain forward-looking statements that involve risks and uncertainties, including statements regarding Alloy's expectations and beliefs regarding its future results or performance. Alloy's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see the Risk Factors section of Alloy's annual report on Form 10-K for the year ended January 31, 2001 which is on file with the Securities and Exchange Commission. Alloy does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in management's expectations, except as required by law.

(b)  PRO FORMA FINANCIAL INFORMATION

The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and Dan's Competition assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on July 31, 2001 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

The unaudited pro forma information consolidates Alloy's historical consolidated balance sheet as of July 31, 2001 with the balance sheet of Dan's Competition as of July 31, 2001, and Alloy's historical consolidated statements of operations for the fiscal year ended January 31, 2001 and the six months ended July 31, 2001 with the historical statements of operations of Dan's Competition for the twelve months ended January 31, 2001 and the six months ended July 31, 2001, respectively.

The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the SEC and Dan's Competition's financial statements, which have been included in Exhibit 99.2 of this report.

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
           --------------------------------------------------------
                                 JULY 31, 2001
                                 -------------
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                   -----------------------------------------

                                                         ALLOY             DAN'S             PRO FORMA
                                                       HISTORICAL      HISTORICAL (1)       ADJUSTMENTS         PRO FORMA
                                                       ----------      --------------       -----------         ---------
                   ASSETS
                   ------
 CURRENT ASSETS:
    Cash and cash equivalents                          $ 29,633               $  574         $(11,000) (a)       $ 19,207
    Available-for-sale marketable securities              5,626                    -                -               5,626
    Accounts receivable, net                              3,843                   64                -               3,907
    Inventories, net                                     14,534                2,489                -              17,023
    Prepaid expenses and other current assets             4,363                  407                -               4,770
                                                       --------               ------         --------            --------

           TOTAL CURRENT ASSETS                          57,999                3,534          (11,000)             50,533

 Property and equipment, net                              6,308                  563                -               6,871
 Intangible assets                                       71,502                    -           34,297  (a)        105,799
 Other assets                                             1,173                    -                -               1,173
                                                       --------               ------         --------            --------

 TOTAL ASSETS                                          $136,982               $4,097         $ 23,297            $164,376
                                                       ========               ======         ========            ========

 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
 ---------------------------------------------

 CURRENT LIABILITIES:
    Current portion of long-term debt                  $      -               $    -        $       -            $      -
    Accounts payable and accrued liabilities             23,993                  895              819  (a)         25,707
    Other current liabilities                                 -                    -                -                   -
                                                       --------               ------         --------            --------

 TOTAL CURRENT LIABILITIES                               23,993                  895              819              25,707

 LONG-TERM DEBT                                               -                    -                -                   -
OTHER LONG-TERM LIABILITIES                                  61                                     -                  61

Series A Convertible Preferred Stock                      8,771                    -                -               8,771
Series B Convertible Preferred Stock                     14,527                    -                -              14,527

 STOCKHOLDERS' EQUITY:
    Common Stock                                            231                    1               20  (a)            252
    Additional paid-in capital                          163,933                  923           24,736  (a)        189,592
    Retained earnings (accumulated deficit)             (74,072)               2,278           (2,278) (a)        (74,072)
    Deferred compensation                                  (462)                   -                -                (462)
    Accumulated other comprehensive income (loss)             -                    -                -                   -
                                                       --------               ------         --------            --------

       TOTAL STOCKHOLDERS' EQUITY                        89,630                3,202           22,478             115,310
                                                       --------               ------         --------            --------
         TOTAL LIABILITIES AND STOCKHOLDERS'
            EQUITY (DEFICIT)                           $136,982               $4,097         $ 23,297            $164,376
                                                       ========               ======         ========            ========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
      ------------------------------------------------------------------
                    FOR THE SIX MONTHS ENDED JULY 31, 2001
                    --------------------------------------
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                   -----------------------------------------

                                                            ALLOY            DAN'S          PRO FORMA
                                                         HISTORICAL       HISTORICAL (2)    ADJUSTMENTS        PRO FORMA
                                                         ----------      --------------     -----------        ---------
Revenues                                                 $    56,976           $10,717     $        -        $    67,693

Cost Of Sales                                                 25,013             6,642              -             31,655
                                                         -----------           -------     ----------        -----------

Gross Profit                                                  31,963             4,075              -             36,038

Selling, General And Administrative Expenses                  39,178             3,224              -             42,402

Goodwill Amortization                                          8,354                 -              -  (c)         8,354
                                                         -----------           -------     ----------        -----------

Income (Loss) From Operations                                (15,569)              851              -            (14,718)

Interest income (expense), net                                   489                 9           (275) (b)           223
Other income (expense), net                                      658                 -              -                658
                                                         -----------           -------     ----------        -----------

Income (Loss) Before Income Taxes                            (14,422)              860           (275)           (13,837)

Provision (Benefit) For Income Taxes                               -                 -              -                  -
                                                         -----------           -------     ----------        -----------

Net Income (Loss)                                        $   (14,422)          $   860     $     (275)       $   (13,837)
                                                         ===========           =======     ==========        ===========

Charge for beneficial conversion feature of
 preferred stock issued                                        6,745                 -              -              6,745
Preferred Stock Dividends and Accretion                          493                 -              -                493
                                                         -----------           -------     ----------        -----------

Net loss attributed to common stockholders                   (21,660)              860           (275)           (21,075)
                                                         ===========           =======     ==========        ===========

Net Loss Per Common Share:
     Basic And Diluted                                   $     (1.00)                -              -        $     (0.90)
                                                         ===========           =======     ==========        ===========

Weighted Average Common Shares Outstanding:
     Basic and Diluted                                    21,659,774                        1,710,667  (a)    23,370,441
                                                         ===========                       ==========        ===========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
    -----------------------------------------------------------------------
                      FOR THE YEAR ENDED JANUARY 31, 2001
                    --------------------------------------
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                 ---------------------------------------------

                                                             ALLOY            DAN'S         PRO FORMA
                                                           HISTORICAL     HISTORICAL (3)    ADJUSTMENTS       PRO FORMA
                                                          -----------     --------------    -----------       ---------
Revenues                                                  $    91,188     $       20,116    $         -       $   111,304

Cost Of Sales                                                  37,757             12,475              -            50,232
                                                          -----------     --------------    -----------       -----------

Gross Profit                                                   53,431              7,641              -            61,072

Selling, General And Administrative Expenses                   71,473              5,285              -            76,758

Goodwill Amortization                                           8,573                  -              -  (c)        8,573
                                                          -----------     --------------    -----------       -----------

Income (Loss) From Operations                                 (26,615)             2,356              -           (24,259)

Interest Income (Expense), Net                                  1,119                 31           (550) (b)          600

Other Income (Expense), Net                                    (4,193)                (3)             -            (4,196)
                                                          -----------     --------------    -----------       -----------

Income (Loss) Before Income Taxes                             (29,689)             2,384           (550)          (27,855)

Provision (Benefit) For Income Taxes                                -                  -              -                 -
                                                          -----------     --------------    -----------       -----------

Net Income (Loss)                                         $   (29,689)    $        2,384    $      (550)      $   (27,855)
                                                          ===========     ==============    ===========       ===========

Net Loss Per Common Share:
     Basic and Diluted                                    $     (1.61)                                             $(1.38)

Weighted Average Common Shares Outstanding:
     Basic And Diluted                                     18,460,042                         1,710,667  (a)   20,170,709
                                                          ===========                       ===========       ===========

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of Dan's Competition for $11,000 in cash and 2,081,037 shares (1,710,667 shares issued and 370,370 shares held in escrow) of Alloy's common stock valued at $25,680, or $12.34 per share as of the transaction date of September 28, 2001 and estimated cash acquisition expenses of $819 less $3,202 equal to the net book value at July 31, 2001 of the assets acquired. In addition, there were two contingent promissory notes (the "Notes"), which Notes will be payable, if at all, commencing on the date which is thirteen months after the Closing Date. The maximum aggregate principal amount of the Notes is $12,000,000, which amount will be reduced over the twelve-month period beginning on the date that is one month after the Closing Date based on the average closing prices of Alloy Common Stock and the proceeds of any sales of the Merger Shares over such twelve-month period. The Notes will have no value if the aggregate sale proceeds from the sale of Merger Shares over such twelve-month period equal or exceed $12,000,000 or, if the average closing price for Alloy Common Stock, as determined in accordance with the terms of the Notes, is at least $8.10 per share for each of the twelve months over such twelve-month period.

(b) To reflect the reduction in interest income by Alloy in connection with the cash paid for the acquisition that would have occurred, offset by the reduction in interest expense that Dan's Competition would not have incurred if the combination was made at the beginning of the periods presented.

(c) To reflect the application of Statement of Financial Accounting Standards No. 141 and 142, "Business Combinations" and "Goodwill and Other Intangible Assets". Because the acquisition took place after June 30, 2001, goodwill associated with the acquisition is no longer amortized but reviewed annually for impairment. Accordingly, these pro forma statements do not include goodwill amortization related to Dan's Competition, Inc.

OTHER NOTES

(1)  Dan's Competition historical information is as of July 31, 2001.

(2) Dan's Competition historical information is for the six months ended July 31, 2001.

(3) Dan's Competition historical information is for the twelve months ended January 31, 2001.

Reference is made to the discussion in Item 7. (a) and (b) of this report, as well as the financial statements included in Exhibit 99.2 for further information regarding the acquisition.

(c) Exhibits.

2.1* Agreement and Plan of Reorganization, dated as of September 28, 2001, by and among Alloy, Inc., Alloy Acquisition Sub, Inc., Dan's Competition, Inc., Daniel E. Duckworth and Dianna J. Duckworth.

4.1* Demand Note, dated as of September 28, 2001, by and among Alloy, Inc. and Daniel E. Duckworth.

4.2* Demand Note, dated as of September 28, 2001, by and among Alloy, Inc. and Dianna J. Duckworth.

99.1* Investment Representation and Lockup Agreement, dated as of September 28, 2001, by and among Alloy, Inc., Daniel E. Duckworth and Dianna J. Duckworth.

99.2 Dan's Competition, Inc. Audited Financial Statements, dated November 9, 2001, for the years ended December 31, 1999 and 2000, and the seven month period ended July 31, 2001.

____________________________
*    Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2001                  ALLOY, INC.
                                         (Registrant)

                                         By: /s/ Matthew C. Diamond
                                         --------------------------

                                         Matthew C. Diamond
                                         Chief Executive Officer

                                 EXHIBIT INDEX

2.1* Agreement and Plan of Reorganization, dated as of September 28, 2001, by and among Alloy, Inc., Alloy Acquisition Sub, Inc., Dan's Competition, Inc., Daniel E. Duckworth and Dianna J. Duckworth.

4.1* Demand Note, dated as of September 28, 2001, by and among Alloy, Inc. and Daniel E. Duckworth.

4.2* Demand Note, dated as of September 28, 2001, by and among Alloy, Inc. and Dianna J. Duckworth.

99.1* Investment Representation and Lockup Agreement, dated as of September 28, 2001, by and among Alloy, Inc., Daniel E. Duckworth and Dianna J. Duckworth.

99.2 Dan's Competition, Inc. Audited Financial Statements, dated November 9, 2001, for the years ended December 31, 1999 and 2000, and the seven month period ended July 31, 2001.

____________________________
*    Previously Filed